Exhibit 99.1

Benson Hill Announces Divestiture of Its Fresh Business

•Divestiture enables the Company to enhance focus on its Ingredients business and meet growing demand for its proprietary soybean product portfolio.

•Management maintains 2022 guidance for the Ingredients Segment and consolidated adjusted EBITDA and free cash flow.

•Proceeds from the sale are expected to supplement the Company’s plans to fully fund the business.

•Management maintains its 2025 outlook for the Ingredients Segment in support of achieving positive EBITDA and positive free cash flow.

ST. LOUIS, MO – Jan. 3, 2023 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), a food tech company unlocking the natural genetic diversity of plants, today announced that it entered into agreements to sell the assets and equity related to its Fresh business in a two-part-transaction for an aggregate purchase price of $21 million, approximately $18 million of which was realized in gross cash proceeds in 2022, with the balance of the transaction expected to close in the second quarter of 2023.

Today’s announcement represents the execution of an expected milestone as Benson Hill focuses on global opportunities across its Ingredients Segment. The Company intends to use proceeds from the divestiture to supplement its plans to fully fund the business, inclusive of debt repayments, and execute its previously announced strategic initiatives.

“We’re pleased to bring this process to a successful close,” said Benson Hill Chief Financial Officer Dean Freeman. “We believe there is tremendous opportunity to grow our proprietary ingredients portfolio in the food, oil and aquaculture markets. Selling the Fresh business enhances our focus and further enables disciplined capital allocation in support of our strategic growth objectives.”

On Dec. 29, 2022, Benson Hill closed on the first part of the transaction, which included the sale of the Vero Beach, Fla., facility, real estate, and packhouse to IMG Enterprises, a diversified agribusiness in Groveland, Fla., for a purchase price of $18 million, subject to customary adjustments. The Company’s remaining Fresh business is expected to be divested to IMG Enterprises during the second quarter of 2023 for a purchase price of $3 million pursuant to a stock purchase agreement, subject to certain adjustments and customary closing conditions.

Benson Hill will record the Fresh Segment as discontinued operations. Following closure of the second transaction, the Company expects to record an approximate 50 percent non-cash write-off of the book value of the business.

Additional details about the divestiture may be found in the filings posted on the Company’s Investor Relations page.

“The acquisition of these assets and business is a perfect fit for our future growth plans,” said Timothee Sallin, Co-CEO of IMG Enterprises. “As a leading family-owned Florida agribusiness, our aim is to add value through vertical integration across the supply chain and diversification into new crops and market segments. The cold storage and distribution facility in Vero Beach is ideally located for us to expand our operations and more efficiently service customers in the Southeast United States. The additional farmland will allow for further crop diversification and expansion of our core products.”

Financial Outlook
In November, the Company reported third quarter financial results and increased its outlook for 2022. Following these transactions, management maintains its full-year 2022 outlook for the Ingredients Segment, and consolidated adjusted EBITDA and free cash flow:
•Ingredient Segment revenues of $370 million to $390 million (now consolidated revenues); and

•Consolidated gross profit of $11 million to $14 million (representing an adjustment to account for an approximate $3 million contribution expected from the Fresh Segment).

The Company also maintains its 2025 outlook for the Ingredients Segment with revenues in excess of $450 million, as presented in the finance section of the April 5, 2022, Investor Day. The Company continues to expect the achievement of positive EBITDA and positive free cash flow in 2025, given the market opportunities for its proprietary soy portfolio and continued progression of its margin expansion targets.

Benson Hill management plans to provide preliminary 2022 results and initial guidance for 2023 on Feb. 2, 2023.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

About IMG Enterprises
Founded by Michel and Veronique Sallin in 1979, IMG Enterprises grew into a multi-million dollar holding company for Cherrylake, IMG Citrus and Legacy Wilderness Preserve. Each company is unified through their commitment to Florida agribusiness and their common ownership and leadership under IMG Enterprises. For more information, visit https://imgenterprises.com/.

Use of Non-GAAP Financial Measures
In this press release, the Company includes references to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By referencing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: the expected timing and anticipated benefits of the divestiture of the Fresh business, including the consummation of the stock purchase agreement pertaining to the Fresh assets remaining to be sold; expectations about actions intended to fully fund the business, inclusive of debt repayments, to achieve the Company’s strategic and financial objectives, including into 2025;

expectations regarding the availability and use of proceeds of the consummated and pending divestitures of the Fresh business; the expected financial and accounting impacts of the divestiture of the Fresh business; the Company’s currently expected guidance regarding certain full year 2022 and projected 2025 financial results, including segment and consolidated revenues, consolidated gross profit, Adjusted EBITDA, and free cash flow; the expected timing of the Company’s release of its preliminary 2022 financial results and initial guidance for 2023; the Company’s strategy and plans for growth; the expected future performance of and demand for the Company’s products, technologies and integrated business model; statements regarding the Company’s ability to manage and develop its product pipeline; expectations about the markets in which the Company participates; and the Company’s competitive positioning, resources, capabilities, and expectations for future performance. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the Company will not realize the anticipated benefits of the divesture of the Fresh business; risks relating to the failure to satisfy the conditions to the consummation of the transactions contemplated by the stock purchase agreement, and that the transaction to sell the remaining assets of the Fresh business may not be completed in a timely manner or at all; the effect of the announcement of the divestiture of the Fresh business, including on the Company’s ability to maintain relationships with its customers, suppliers and strategic partners; risks relating to the availability and use of proceeds of the consummated and pending divestitures of the Fresh business, in light of contractual restrictions in the agreements governing the Fresh business divestiture and the Company’s debt facilities; risks relating to the Company’s expected accounting treatment regarding the Fresh business divestiture; the risk that the Company’s actions intended to fully fund the business, inclusive of debt repayments and the intended use of proceeds from the divestiture of the Fresh business, to achieve the Company’s 2025 strategic and financial objectives may be insufficient to achieve such objectives; risks associated with the Company’s ability to grow and achieve growth profitably; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; with the effects of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; risks associated with the Company’s transition to becoming a public company; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. We expressly disclaim any duty to update these forward-looking statements, except as otherwise required by law.
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Media Contact
Benson Hill
Christi Dixon
636-359-0797
cdixon@bensonhill.com
Media Kit

Investor Contact
Benson Hill
Ruben Mella, CFA
314-714-6313
rmella@bensonhill.com